EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American Tire Distributors Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, to his best knowledge:

(a)	the Quarterly Report on Form 10-Q for the quarter ended July 4, 2009 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2009	By:	/s/ WILLIAM E. BERRY
		Name:	William E. Berry
		Title:	President and Chief Executive Officer

	By:	/s/ DAVID L. DYCKMAN
		Name:	David L. Dyckman
		Title:	Executive Vice President and Chief Financial Officer